Exhibit 10.1

                                                                           FINAL

                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation, with headquarters located at 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931 (the "Company"), and each individual or entity (other than the Company) named on a signature page hereto (as used herein, each such signatory is referred to as the "Lender" or a "Lender") (each agreement with a Lender being deemed a separate and independent agreement between the Company and such Lender, except that each Lender acknowledges and consents to the rights granted to each other Lender [each, an "Other Lender"] under such agreement and the Transaction Agreements, as defined below, referred to therein).

                              W I T N E S S E T H:

     WHEREAS, the Company and the Lender are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

     WHEREAS, the Lender wishes to lend funds to the Company, subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, the repayment of which will be represented by 8% Convertible
Debentures of the Company (the "Convertible Debentures"), which Convertible Debentures will be convertible into shares of Common Stock, $.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

     a. Purchase.

     (i) Subject to the terms and conditions of this Agreement and the other Transaction Agreements, the undersigned hereby agrees to loan to the Company the principal amount set forth on the Lender's signature page of this Agreement (the "Purchase Price"), out of the aggregate amount being loaned by all Lenders of $500,000.00 (the "Maximum Purchase Price"). The obligation to repay the loan from the Lender shall be evidenced by the Company's issuance of one or more Convertible Debentures to the Lender




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in such principal amount (the Convertible  Debentures issued to the Lender,  the
"Debentures"). Each Debenture (i) shall provide for a conversion price (the "Conversion Price"), which price may be adjusted from time to as provided in the Debenture or in the other Transaction Agreements, (ii) shall have the terms and conditions of, and be substantially in the form attached hereto as, Annex I and
(iii) shall have a Warrant attached, as provided below. The loan to be made by the Lender and the issuance of the Debentures and Warrants to the Lender are sometimes referred to herein and in the other Transaction Agreements as the purchase and sale of the Debentures and Warrants.

     (ii) The Purchase Price to be paid by the Lender shall be equal to the face amount of the Debentures being purchased on the Closing Date (as defined below) and shall be payable in United States Dollars.

     (iii) The actual total Purchase Price of all Lenders, which shall not be less than the Minimum Purchase Price and not more than the Maximum Purchase Price, is hereinafter referred to as the "Aggregate Purchase Price."

     b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

     (i) "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

     (ii) "Certificates" means the Debentures and the Warrants, each duly executed by the Company and issued on the Closing Date in the name of the Lender.

     (iii) "Closing Date" means the date of the closing of the purchase and sale of the Debentures and Warrants, as provided herein; provided, however, that at the option of the Company and the Finder, once subscriptions for at least the Minimum Purchase Price have been received and accepted and the Purchase Price for the Lenders whose subscriptions have been accepted have been received in escrow as provided herein, there may be an Initial Closing Date followed by one or more additional Closing Dates, as provided in Section 6 hereof.

     (iv) "Closing Price" means the closing bid price during regular trading hours of the Common Stock (in U.S. Dollars) on the Principal Trading Market, as reported by the Reporting Service.

     (v) "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

     (vi) "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Debentures (including, if relevant, accrued interest on the Debentures so

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converted).

     (vii) "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities.

     (viii) "Escrow Agent" means the escrow agent identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions").

     (ix) "Escrow Funds" means the Purchase Price delivered to the Escrow Agent as contemplated by Sections 1(c) and (d) hereof.

     (x) "Escrow Property" means the Escrow Funds and the Certificates delivered to the Escrow Agent as contemplated by Section 1(c) hereof.

     (xi) "Finder" means Grosvenor International Holdings, Ltd..

     (xii) [INTENTIONALLY OMITTED]

     (xiii) "Holder" means the Person holding the relevant Securities at the relevant time.

     (xiv) "Initial Closing Date" means the Closing Date or, if there is more than one Closing Date for the transactions contemplated by this Agreement, the Closing Date for the first of such closings (which shall be for at least the Minimum Purchase Price).

     (xv) "Last Audited Date" means December 31, 2002.

     (xvii) "Lender Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Lender pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

     (xviii) "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the it subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Lender in the Transaction Agreements.

     (xix) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

     (xx) "Principal Trading Market" means The Over the Counter Bulletin Board.


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     (xxi)   "Registrable   Securities"   has  the  meaning  set  forth  in  the
Registration Rights Agreement.

     (xxii) "Registration Right Agreement" means the Registration Rights Agreement in the form annexed hereto as Annex IV, as executed by the Lender and the Company simultaneously with the execution of this Agreement.

     (xxiii)  "Registration   Statement"  has  the  meaning  set  forth  in  the
Registration Rights Agreement.

     (xxiv) "Reporting Service" means Bloomberg LP or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by the Holders of the Debentures and reasonably acceptable to the Company.

     (xxv) "Securities" means the Debentures, the Warrants, and the Shares.

     (xxvi) "Shares" means the shares of Common Stock representing any or all of the Conversion Shares and the Warrant Shares.

     (xxvii) "State of Incorporation" means Nevada.

     (xxviii) "Trading Day" means any day during which the Principal Trading Market shall be open for business.

     (xxix) "Transaction Agreements" means the Securities Purchase Agreement, the Debentures, the Joint Escrow Instructions, the Registration Rights Agreement, and the Warrants and includes all ancillary documents referred to in those agreements.

     (xxx) "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

     c. Form of Payment; Delivery of Certificates.

     (i) The Lender shall pay the Purchase Price by delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the date prior to the Closing Date.

     (ii) No later than the Closing Date, but in any event promptly following payment by the Lender to the Escrow Agent of the Purchase Price, the Company shall deliver the Certificates, each duly executed on behalf of the Company and issued in the name of the Lender, to the Escrow Agent.

     (iii) By signing this Agreement, each of the Lender and the Company, subject to

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     acceptance by the Escrow Agent,  agrees to all of the terms and  conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     d. Method of Payment. Payment into escrow of the Purchase Price shall be made by wire transfer of funds to:

                      Bank of New York
                      350 Fifth Avenue
                      New York, New York 10001

                      ABA# 021000018
                      For credit to the account of Krieger & Prager LLP
                      Account No.:    630-0281050
                      Re:  PCVT Transaction

     2.  LENDER  REPRESENTATIONS,   WARRANTIES,  ETC.;  ACCESS  TO  INFORMATION;
INDEPENDENT INVESTIGATION.

     The Lender represents and warrants to, and covenants and agrees with, the Company as follows:

     a. Without limiting Lender's right to sell the Shares pursuant to the Registration Statement or otherwise to sell any of the Securities in compliance with the 1933 Act, the Lender is purchasing the Securities and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

     b. The Lender is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the loss of the entire Purchase Price.

     c. All subsequent offers and sales of the Securities by the Lender shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

     d. The Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's

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compliance with, the representations,  warranties,  agreements,  acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

     e. The Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities and the offer of the Shares which have been requested by the Lender, including those set forth on Annex V hereto. The Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Lender has also had the opportunity to obtain and to review the Company's filings on EDGAR listed on Annex VII hereto (the documents listed on such Annex VII, to the extent available on EDGAR or otherwise provided to the Lender as indicated on said Annex VII, collectively, the "Company's SEC Documents").

     f. The Lender understands that its investment in the Securities involves a high degree of risk.

     g. The Lender hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or the Finder or any of their respective officers, directors and employees or any of their respective attorneys or agents or the Finder, except as specifically set forth herein. The Finder is a third party beneficiary of this provision.

     h. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     i. This Agreement and the other Transaction Agreements to which the Lender is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Lender and are valid and binding agreements of the Lender enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     j. Except for payment of fees to the Finder, payment of which is the sole responsibility of the Company, the Lender has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby. The Company shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Lender shall indemnify and hold harmless each of the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and

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expenses  suffered in respect of any such claimed or existing  fees, as and when incurred.

     k. The Lender understands that if there is more than one Closing Date, the terms applicable on the Initial Closing Date (such as the amount of the Conversion Price, the determination of the number of Warrants and the Warrant Exercise Price) will apply to subsequent closings as well, although certain facts, such as Closing Prices may vary from those applicable to the Initial Closing Date.

     3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Lender as of the date hereof and as of the Closing Date that, except as otherwise provided in the Annex IV hereto or in the Company's SEC Documents:

     a. Rights of Others Affecting the Transactions. There are no preemptive rights of any shareholder of the Company, as such, to acquire the Debentures, the Warrants or the Shares. No party other than a Lender or an Other Lender has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

     b. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Common Stock is listed and quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing and quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such listing and quotation.

     c. Authorized Shares. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, $.001 par value per share, of which approximately 10,187,689 shares are outstanding as of the date hereof, and (ii) 25,000,000 shares of Preferred Stocknone of which are outstanding.. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares. The Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and, except to the extent, if any,

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provided by the law of the State of  Incorporation,  will not subject the Holder thereof to personal liability by reason of being such Holder.

     d. Transaction Agreements and Stock. This Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures, the Warrants and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     e. Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Debentures, the Warrants and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

     f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Lender as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     g. Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Since March 1, 2002, the Company has timely filed all requisite forms, reports and exhibits thereto required to be filed by the Company with the SEC.

     h. Absence of Certain Changes. Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since the Last Audited Date, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material

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obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

     i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Lender that would reasonably be expected to have or result in a Material Adverse Effect.

     j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

     k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

     l. Absence of Certain Company Control Person Actions or Events. None of the following has occurred during the past ten (10) years with respect to a Company Control Person:

     (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general

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     partner  at or within  two years  before  the time of such  filing,  or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

     (i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

     (ii) engaging in any type of business practice; or

     (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

     (4) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

     (5) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

     m. Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any stock option grants, convertible securities or any shares of its Common Stock.

     n. No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Transaction Agreements or the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last

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Audited Date, or which  individually  or in the  aggregate,  do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (X) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (Y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

     o. No Default. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

     p. No Integrated Offering. Neither the Company nor any of its Affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since May 1, 2003, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

     q. Dilution. The number of Shares issuable upon conversion of the Debentures may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of the Company. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have such a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Debentures and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and the Company will honor every Notice of Conversion (as defined in the Debentures) relating to the conversion of the Debentures, and every Notice of Exercise (as contemplated by the Warrants), unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

     r. Trading in Securities. The Company specifically acknowledges that, except to the extent specifically provided herein or in any of the other Transaction Agreements (but limited in each instance to the extent so specified), the Lender retains the right (but is not otherwise obligated) to buy, sell, engage in hedging transactions or otherwise trade in the securities of the Company, including, but not necessarily limited to, the Securities, at any time before, contemporaneous with or after the execution of this Agreement or from time to time, but only, in

                                                                           FINAL

each case, in any manner whatsoever permitted by applicable federal and state securities laws.

     s. Fees to Brokers, Finders and Others. Except for payment of fees to the Finder, payment of which is the sole responsibility of the Company, the Company has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by Lender relating to this Agreement or the transactions contemplated hereby. Lender shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Lender, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

     t. Multiple Closing Dates. The Company understands that if there is more than one Closing Date, the terms applicable on the Initial Closing Date (such as the amount of the Conversion Price, the determination of the number of Warrants and the Warrant Exercise Price) will apply to subsequent closings as well, although certain facts, such as Closing Prices may vary from those applicable to the Initial Closing Date.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     a. Transfer Restrictions. The Lender acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement or otherwise included in an effective registration statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless
(A) subsequently registered thereunder or (B) the Lender shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     b. Restrictive Legend. The Lender acknowledges and agrees that, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement or otherwise in accordance with another effective registration statement, the certificates and other instruments representing any of the Securities (including the Shares) shall bear a restrictive legend

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


                                                                           FINAL

in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

          THESE   SECURITIES  HAVE  NOT  BEEN  REGISTERED  UNDER  THE
          SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     c. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Lender under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Lender promptly after such filing.

     d. Reporting Status. So long as the Lender beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock (including, without limitation, all Registrable Securities) on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, at least through the date which is thirty (30) days after the later of the date on which all of the Debentures have been converted or all of the Warrants have been exercised or have expired.

     e. Use of Proceeds. The Company will use the proceeds received hereunder (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Securities) for general corporate purposes.

     f. Warrants. The Company agrees to issue to the Initial Investor on the Closing Date transferable warrants (the "Warrants") for the purchase of a number of shares equal to the Purchase Price. The Warrants will expire on the last day of the calendar month in which the second annual anniversary of the Initial Closing Date occurs. Each of the Warrants shall be in the form annexed hereto as Annex VI, and shall have (x) [cashless exercise rights,] (y) registration rights as provided in the Registration Rights Agreement, and (z) piggy-back registration rights after the effectiveness of the Registration Statement expires, as contemplated by the Registration Rights Agreement.

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

                                                                           FINAL

     g. Certain Agreements.

     (i) The Company covenants and agrees that, except for the sale of Debentures and Warrants to the Other Lenders, during the period (the "New Transaction Period") from the Initial Closing Date and continuing through and including the Final Lock-up Date (as defined below), it will not, without the prior written consent of the Lender in each instance, enter into any subsequent or further offer or sale of Common Stock or securities convertible into and/or other rights exercisable for the issuance of Common Stock (collectively, "New Common Stock") to or with any third party (any such offer or sale of New Common Stock, a "New Transaction"). The term "Final Lock-up Date" means the date which is the number of days after the Effective Date equal to the sum of (X) (1) ninety (90) days, plus (Y) the number of days, if any, during which sale of Registrable Securities was suspended after the Effective Date.

     (ii) In the event there is a New Transaction which breaches the provisions of this Section 4(g),

     (A) the Conversion Price on any Unconverted Debenture (as defined in the Debenture) shall be adjusted to an amount (the "Adjusted Conversion Price") equal to the lowest of (1) ninety percent (90%) of the then existing Conversion Price, or (2) seventy-five percent (75%) of the of the lower of
     (X) the lowest fixed purchase price of any shares of the New Common Stock contemplated in the New Transaction or (Y) the lowest conversion price which would be applicable under the terms of the New Transaction;

     (B) with respect to all portions of the principal and interest of the Debenture converted prior to such date (or converted before the adjustment referred to in the immediately preceding subparagraph (A) is effected), the Company will issue to the Holder additional shares of Common Stock ("Additional Shares") equal to the excess, if any, of (1) (X) the aggregate amount of the principal and accrued interest of the Debenture so converted, divided by (Y) the Adjusted Conversion Price, over (2) the number of Conversion Shares and Additional Shares, if any, previously issued in connection with such conversion;

     (C) the number of Warrants shall be adjusted to equal the higher of (1) the number of Warrant Shares originally provided in the Warrants or (2) the number of shares equal to (I) the Purchase Price divided by (II) the Closing Price for the Trading Day immediately preceding the initial closing date of the New Transaction; and

     (D) the Exercise Price on the Warrants shall be adjusted to equal the lower of (1) the then existing Warrant Price or (2) one hundred twenty percent (120%) of the Adjusted Conversion Price; and

     (E) the Holder will have the such other rights as provided in Debenture.


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


                                                                           FINAL

     h. Reimbursement. If (i) the Lender, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if the Lender is impleaded in any such action, proceeding or investigation by any Person, or (ii) the Lender, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if the Lender is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company will reimburse the Lender for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which Lender is a named party, the Company will pay to the Lender the charges, as reasonably determined by Lender, for the time of any officers or employees of the Lender devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Lender who or which are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Lender and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Lender and any such affiliate and any such person. The Company also agrees that neither the Lender nor any such affiliate, partner, director, agent, employee or controlling person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of any of the Transaction Agreements, except as may be expressly and specifically provided in or contemplated by this Agreement.

     i. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, a number of shares (the "Minimum Available Shares") at least equal to the sum of (x) one hundred fifty percent (150%) of the number of shares of Common Stock issuable as may be required to satisfy the conversion rights of the Holders of all outstanding Convertible Debentures, plus (y) the number of shares issuable upon exercise of all outstanding Warrants held by all Holders (in each case, whether such Convertible Debentures or Warrants were originally issued to the Holder, the Lender or to any other Holder or Lender). For the purposes of such calculations, the Company should assume that all such Debentures were then convertible and all Warrants were then exercisable without regard to any restrictions which might limit any Lender's right to convert any of the Convertible Debentures or exercise any of the Warrants held by any Holder.

     j. Publicity, Filings, Releases, Etc. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing

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


                                                                           FINAL

any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects. In furtherance of the foregoing, the Company will provide to the Lender drafts of the applicable text of any filing intended to be made with the SEC which refers to the Transaction Agreements or the transactions contemplated thereby as soon as practible (but at least three (3) business days before such filing will be made and will not include in such filing any statement or statements or other material to which the other party reasonably objects. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC (but any descriptive text accompanying or part of such filing shall be subject to the other provisions of this paragraph).

     k. Performance by the Company. The Company agrees that unless and until (i) the Company has affirmatively demonstrated by the use of specific clear and convincing evidence that the Lender has traded in securities of the Company in violation of applicable federal securities laws and (ii) there has been issued against the Lender a final non-appealable decision from a court of competent jurisdiction to the effect that the Lender has violated applicable federal securities laws with respect to its trading of the Company's securities, the Lender shall be assumed to be in compliance with such laws and the Company shall remain obligated to fulfill all of its obligations under each of the Transaction Agreements; provided, further, that the Company shall under no circumstances be entitled to request or demand that the Lender affirmatively demonstrate that it has not engaged in any such violations as a condition to the Company's fulfillment of its obligations under any of the Transaction Agreements and shall not assert, whether as an affirmative claim or a defense to any claim made against the Company, that the Lender's failure to demonstrate such absence of such violations (including, but not limited to, its failure to provide any trading or other records, it being specifically agreed that the Company, directly or indirectly, will request the Lender or any of its agents, advisors, brokers or representatives to provide such records in any forum) serves either as a defense to any breach of the Company's obligations under any of the Transaction Agreements or otherwise reflects adversely in any manner on the legality of any action taken by the Lender.

     l. Change In Control. The Company shall not enter into any agreement or understanding which may, directly or indirectly, cause or effect the sale of or substantially all of its assets or a change in "control" as defined in Rule 405 under the Securities Act of 1933, without the prior written consent of the Investor


     5. TRANSFER AGENT INSTRUCTIONS.

     a. The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the

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


                                                                           FINAL

Shares under the 1933 Act, registered in the name of the Lender or its nominee and in such denominations to be specified by the Lender in connection with each conversion of the Debentures. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Lender's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Lender provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Lender of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Lender.

     b. Subject to the provisions of this Agreement, the Company will permit the Lender to exercise its right to convert the Debentures in the manner contemplated by the Debentures and to exercise the Warrants in the manner contemplated by the Warrants.

     c. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date (as defined in the Debentures) could result in economic loss to the Lender. As compensation to the Lender for such loss, the Company agrees to pay late payments to the Lender for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" refers to the number of business days which is beyond two
(2) business days after the Delivery Date): (1)

                                              Late Payment For Each $10,000
                                              of Debenture Principal or Interest
                    No. Business Days Late    Amount Being Converted
                    ----------------------    ----------------------------------
                             1                            $100
                             2                            $200
                             3                            $300
                             4                            $400
                             5                            $500
                             6                            $600
                             7                            $700
--------

(1) Example: Notice of Conversion is delivered on Monday, October 3, 2003. The Delivery Date would be Thursday, October 6 (the third business day after such delivery). If the certificate is delivered by Monday October 10 (2 business days after the Delivery Date), no payment under this provision is due. If the certificates are delivered on October 18, that is 1 "Business Day Late" in the table below; if delivered on October 11, that 6 "Business Days Late" in the table.


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

                                                                           FINAL

                              8                          $800
                              9                          $900
                             10                        $1,000
                            >10                        $1,000  +  $200  for each
                                                       Business Day Late beyond
                                                       10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand as the Lender's exclusive remedy (other than the following provisions of this Section 5(c) and the provisions of the immediately following Section 5(d) of this Agreement) for such delay. Furthermore, in addition to any other remedies which may be available to the Lender, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock by close of business on the Delivery Date, the Lender will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Lender shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion; provided, however, that an amount equal to any payments contemplated by this Section 5(c) which have accrued through the date of such revocation notice shall remain due and owing to the Converting Holder notwithstanding such revocation. Anything in the foregoing provisions of this paragraph (c) to the contrary notwithstanding, the total amount payable by the Company under this paragraph (c) shall be reduced by an amount equal to fifty percent (50%) of any Buy-In Adjustment Amount (as defined below) actually paid by the Company to the Holder (but not by more than the total amount due without regard to the provisions of this sentence).

d. If, by the relevant Delivery Date, the Company fails for any reason to deliver the Shares to be issued upon conversion of a Debenture and after such Delivery Date, the Holder of the Debentures being converted (a "Converting
Holder") purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Converting Holder shall have the right, to require the Company to pay to the Converting Holder, in addition to and not in lieu of the amounts due under Section 5(c) hereof (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

     e. In lieu of  delivering  physical  certificates  representing  the Common
Stock

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

                                                                           FINAL

issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

     f.  The  holder  of any  Debentures  shall  be  entitled  to  exercise  its conversion privilege with respect to the Debentures notwithstanding the commencement of any case under 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of such holder's conversion privilege. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of the conversion of the Debentures. The Company agrees, without cost or expense to such holder, to take or to consent to any and all action reasonably necessary to effectuate relief under 11 U.S.C. ss.362.

     g. The Company will authorize its transfer agent to give information relating to the Company directly to the Lender or the Lender's representatives upon the request of the Lender or any such representative, to the extent such information relates to (i) the status of shares of Common Stock issued or claimed to be issued to the Lender in connection with a Notice of Conversion or exercise of a Warrant, or (ii) the number of outstanding shares of Common Stock of all shareholders as of a current or other specified date. On the Closing Date, the Company will provide the Lender with a copy of the authorization so given to the transfer agent.

     6. CLOSING DATE.

     a. The Initial Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run; provided, however, that, at the option of the Finder, the Initial Closing Date may be deferred to allow for additional subscriptions (up to the Maximum Purchase Price) to be included in the transactions effected on the Initial Closing Date. If additional subscriptions and the related Purchase Price are received after the Initial Closing Date, one or more additional Closing Dates may be held by mutual agreement of the Company and the Finder.

     b. Each closing of the purchase and issuance of Debentures and Warrants shall occur on the Closing Date at the offices of the Escrow Agent and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Finder.

     c. Notwithstanding anything to the contrary contained herein, the Escrow Agent

                                                                           FINAL

will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

     7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Lender understands that the Company's obligation to sell the Debentures and the Warrants to the Lender pursuant to this Agreement on the relevant Closing Date is conditioned upon:

     a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Lender;

     b, Delivery by the Lender to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the Securities in accordance with this Agreement;

     c. The accuracy on such Closing Date of the representations and warranties of the Lender contained in this Agreement, each as if made on such date, and the performance by the Lender on or before such date of all covenants and agreements of the Lender required to be performed on or before such date; and

     d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     8. CONDITIONS TO THE LENDER'S OBLIGATION TO PURCHASE.

     The Company understands that the Lender's obligation to purchase the Debentures and the Warrants on the relevant Closing Date is conditioned upon:

     a. The execution and delivery of this Agreement and the other Transaction Agreements by the Company;

     b. Delivery by the Company to the Escrow Agent of the Certificates in accordance with this Agreement;

     c. The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

     d. On such Closing Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;

     e. On such Closing Date, the Lender shall have received an opinion of counsel

                                                                           FINAL

for the Company, dated the Initial Closing Date (provided, however, that such counsel shall advise the Escrow Agent in writing after the Initial Closing Date if the opinion issued on the Initial Closing Date would not be issued on any subsequent Closing Date), in form, scope and substance reasonably satisfactory to the Lender, substantially to the effect set forth in Annex III attached hereto;

     f. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

     g. From and after the date hereof to and including such Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (iii), no minimum prices shall been established for securities traded on the Principal Trading Market; and (iv) there shall not have been any material adverse change in any financial market that, in the reasonable judgment of the Lender, makes it impracticable or inadvisable to purchase the Debentures.

     9. INDEMNIFICATION.

     a. (i) The Company agrees to indemnify and hold harmless Lender and its officers, directors, employees, and agents, and each Lender Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which Lender, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Lender Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Lender's failure to perform any covenant or agreement contained in this Agreement or Lender's or its officers, directors, employees, agents or Lender Control Persons negligence, recklessness or bad faith in performing its obligations under this Agreement.

     (ii) If (x) the Lender becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Lender is impleaded in any such action, proceeding or investigation by any Person, or (y) the Lender becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Lender is impleaded in any such action, proceeding or investigation by any Person, then in any such case, other than by reason of the Lender's actions (other than the Lender's execution of the Transaction Agreements to which it is a signatory, the payment of the Purchase Price, and/or the exercise of any of the Lender's rights under any one or more of the Transaction Agreements), the Company hereby agrees to indemnify, defend and hold harmless the Lender from

                                                                           FINAL

and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Lender, directly or indirectly, and reimburse such Lender for its reasonable legal and other expenses (including the cost of any investigation and preparation) for a single firm of counsel incurred in connection therewith, as such expenses are incurred. In addition, the Company will reimburse the Lender for reasonable internal and overhead costs for the time of any officers or employees of the Lender devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement or the other Transaction Agreements, other than by reason of the Lender's actions (other than the Lender's execution of the Transaction Agreements to which it is a signatory, the payment of the Purchase Price, and/or the exercise of any of the Lender's rights under any one or more of the Transaction Agreements). The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have (other than matters specifically addressed in the
Registration Rights Agreement, which shall be governed solely by that agreement), shall extend upon the same terms and conditions to any Affiliates of the Lender who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Lender Control Persons (if any), as the case may be, of the Lender and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Lender, any such Affiliate and any such Person. The Company also agrees that neither the Lender nor any such Affiliate, partner, director, agent, employee or Lender Control Person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this
Agreement or the other Transaction Agreements, other than by reason of the Lender's actions (other than the Lender's execution of the Transaction Agreements to which it is a signatory, the payment of the Purchase Price, and/or the exercise of any of the Lender's rights under any one or more of the Transaction Agreements)

     b. All claims for indemnification by any Indemnified Party (as defined below) under this Section 9 shall be asserted and resolved as follows:

     (i) In the event any claim or demand in respect of which any Person claiming indemnification under any provision of this Section 9 (an "Indemnified Party") might seek indemnity under Section 9(a) is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an Affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of this Section 9 against any Person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the

                                                                           FINAL

Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Section 9 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim. The following provisions shall also apply.

     (x) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
     Section 9(b), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9(a)). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this subparagraph (x), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this subparagraph (x), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation.
     Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9(a) with respect to such Third Party Claim.

     (y) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9(b), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or

                                                                           FINAL

     will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this subparagraph (y), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in subparagraph(z) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this subparagraph (y) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this subparagraph (y), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

     (z) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9(a) or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9(a) and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be enlisted to institute such legal action as it deems appropriate.

     (ii) In the event any Indemnified Party should have a claim under Section 9(a) against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9(a) specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party

                                                                           FINAL

demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9(a) and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be enlisted to institute such legal action as it deems appropriate.

     c. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

     10. JURY TRIAL WAIVER. The Company and the Lender hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

     11. GOVERNING LAW: MISCELLANEOUS.

     a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Lender for any reasonable legal fees and disbursements incurred by the Lender in enforcement of or protection of any of its rights under any of the Transaction Agreements.

     b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                                                                           FINAL

     e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     k. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

          (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

          (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

          (c) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

Company:
                           PROVECTUS PHARMACEUTICALS, INC.
                           at its address at the head of this Agreement
                           Attn: Tim Scott
                           Telephone No.: (865) 769-4011
                           Telecopier No.: (865)   769-4013

                           with a copy to:

                                                                           FINAL


                           Wm. Gregory Hall, Jr.
                           Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. 2200 Riverview Tower (Zip 37902)
                           900 South Gay Street
                           Post Office Box 1792
                           Knoxville, TN 37901
                           Telephone No.: (865) 549-7000
                           Telecopier No.: (865) 525-8569
:











Lender: At the address set forth on the signature page of this Agreement.

                with a copy to:

                Krieger & Prager LLP, Esqs.
                39 Broadway
                Suite 1440
                New York, NY 10006
                Attn: Samuel M. Krieger, Esq.
                Telephone No.: (212) 363-2900
                Telecopier No.  (212) 363-2999

Escrow Agent:   Krieger & Prager LLP
                39 Broadway
                Suite 1440
                New York, NY 10006
                Attn: Samuel Krieger, Esq.
                New York, New York 10016
                Telephone No.: (212) 363-2900
                Telecopier No.  (212) 363-2999

     13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Lender's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the

                                                                           FINAL

Purchase Price, and shall inure to the benefit of the Lender and the Company and their respective successors and assigns.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

                                                                           FINAL


     IN WITNESS WHEREOF, this Agreement has been duly executed by the Lender (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

PURCHASE PRICE:                                $
                                                --------------------------------
NUMBER OF WARRANTS:                             --------------------------------


                             SIGNATURES FOR LENDERS


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this day of November , 2003.

                                            PLATINUM PARTNERS VALUE
-------------------------------             ARBITRAGE FUND
Address                                     ------------------------------------
                                            Printed Name of Lender


--------------------------------
                                            By:
                                            ------------------------------------
Telecopier No. -----------------            (Signature of Authorized Person)

                                            ------------------------------------
--------------------------------            Printed Name and Title
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PROVECTUS PHARMACEUTICALS, INC.

By:
          ---------------------------------------------------

Title:
          ---------------------------------------------------

Date:                                                 , 2003
          ---------------------------------------------------

                                                                           FINAL


     IN WITNESS WHEREOF, this Agreement has been duly executed by the Lender (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

PURCHASE PRICE:                                $
                                                --------------------------------
NUMBER OF WARRANTS:                             --------------------------------


                             SIGNATURES FOR LENDERS


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this day of November , 2003.


                                            MARTIN STERN
--------------------------------            ------------------------------------
Address                                     Printed Name of Lender


--------------------------------
                                            By:
                                            ------------------------------------
Telecopier No. -----------------            (Signature of Authorized Person)

                                            ------------------------------------
--------------------------------            Printed Name and Title
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PROVECTUS PHARMACEUTICALS, INC.

By:
          ---------------------------------------------------

Title:
          ---------------------------------------------------

Date:                                                 , 2003
          ---------------------------------------------------

                                                                           FINAL


     IN WITNESS WHEREOF, this Agreement has been duly executed by the Lender (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

PURCHASE PRICE:                                $
                                                --------------------------------
NUMBER OF WARRANTS:                             --------------------------------


                             SIGNATURES FOR LENDERS


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this day of November , 2003.


                                            M/S FAMILY FOUNDATION
--------------------------------            ------------------------------------
Address                                     Printed Name of Lender


--------------------------------
                                            By:
                                            ------------------------------------
Telecopier No. -----------------            (Signature of Authorized Person)

                                            ------------------------------------
--------------------------------            Printed Name and Title
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PROVECTUS PHARMACEUTICALS, INC.

By:
          ---------------------------------------------------

Title:
          ---------------------------------------------------

Date:                                                 , 2003
          ---------------------------------------------------

                                                                           FINAL


     IN WITNESS WHEREOF, this Agreement has been duly executed by the Lender (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

PURCHASE PRICE:                                $
                                                --------------------------------
NUMBER OF WARRANTS:                             --------------------------------


                             SIGNATURES FOR LENDERS


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this day of November , 2003.


                                            HUBERFELD FAMILY, LLC
--------------------------------            ------------------------------------
Address                                     Printed Name of Lender


--------------------------------
                                            By:
                                            ------------------------------------
Telecopier No. -----------------            (Signature of Authorized Person)

                                            ------------------------------------
--------------------------------            Printed Name and Title
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PROVECTUS PHARMACEUTICALS, INC.

By:
          ---------------------------------------------------

Title:
          ---------------------------------------------------

Date:                                                 , 2003
          ---------------------------------------------------

                                                                           FINAL


     IN WITNESS WHEREOF, this Agreement has been duly executed by the Lender (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

PURCHASE PRICE:                                $
                                                --------------------------------
NUMBER OF WARRANTS:                             --------------------------------


                             SIGNATURES FOR LENDERS


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this day of November , 2003.


                                            ELIEZER ROSENTHAL
--------------------------------            ------------------------------------
Address                                     Printed Name of Lender


--------------------------------
                                            By:
                                            ------------------------------------
Telecopier No. -----------------            (Signature of Authorized Person)

                                            ------------------------------------
--------------------------------            Printed Name and Title
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PROVECTUS PHARMACEUTICALS, INC.

By:
          ---------------------------------------------------

Title:
          ---------------------------------------------------

Date:                                                 , 2003
          ---------------------------------------------------

                                                                           FINAL



         ANNEX I                    FORM OF DEBENTURE

         ANNEX II                   JOINT ESCROW INSTRUCTIONS

         ANNEX III                  OPINION OF COUNSEL

         ANNEX IV                   REGISTRATION RIGHTS AGREEMENT

         ANNEX V                    COMPANY DISCLOSURE MATERIALS

         ANNEX VI                   FORM OF WARRANT

         ANNEX VII                  COMPANY'S SEC DOCUMENTS AVAILABLE ON EDGAR

         ANNEX VIII                 INVESTOR QUESTIONNAIRE